UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2011
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Shareholders of Western Refining, Inc. (the “Company”) was held on June 7, 2011, at 8:30 AM MDT at the Plaza Theater, 125 Pioneer Plaza, El Paso, Texas 79901, with 81,746,315 of the Company’s shares present or represented by proxy at the meeting. This represented approximately 90% of the Company’s shares outstanding and entitled to vote as of April 11, 2011, the record date of the meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission on April 22, 2011 (the “Proxy Statement”).
(1)	Proposal 1: Elect three Class III directors to serve until the expiration of his or her term at the annual meeting of shareholders in 2014 or until his successor is chosen and qualified or until his earlier resignation or removal. The election of each Class III director nominee was approved as follows:

Carin M. Barth	shares voted (*)
For	67,648,358
Against	N/A
Withhold	2,242,837
Broker Non-Votes	11,855,120

Paul L. Foster	shares voted (*)
For	61,823,392
Against	N/A
Withhold	8,067,803
Broker Non-Votes	11,855,120

L. Frederick Francis	shares voted (*)
For	67,625,834
Against	N/A
Withhold	2,265,361
Broker Non-Votes	11,855,120
(2)	Proposal 2: Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2011. Proposal 2 was approved as follows:

shares voted (*)
For	81,317,518
Against	336,176
Abstain	92,621
Broker Non-Votes	N/A
(3)	Proposal 3: Vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers for 2010. Proposal 3 was approved as follows:

shares voted (*)
For	68,953,465
Against	837,435
Abstain	100,293
Broker Non-Votes	11,855,122

(4)	Proposal 4: Vote to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation. Shareholders approved, on an advisory basis, holding future advisory votes on named executive officer compensation every three years. The votes were apportioned as follows:

shares voted
One year	26,386,513
Two years	475,244
Three years	42,951,551
Abstain	77,883
Broker Non-Votes	11,855,124
* Notes:
Required votes. For Proposal 1, the affirmative vote of holders of a plurality of the common stock present or represented by proxy at the Annual Meeting and entitled to vote was required for the election of each director nominee. Therefore, abstentions and broker non-votes were not taken into account in determining the outcome of the election of directors. For ratification of the independent auditor for fiscal year 2011, the advisory vote on 2010 named executive officer compensation and the advisory vote on the frequency of future advisory votes on named executive officer compensation, the affirmative vote of holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote were required. Therefore, on such matters, abstentions had the effect of a negative vote, and broker non-votes were not taken into account.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Chief Financial Officer

Dated: June 9, 2011